Earnings Per Share - Computation of Basic EPS and Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Millions, $ in Millions		3 Months Ended
		Mar. 31, 2016	Mar. 31, 2015
Basic:
Net income (loss) attributable to CNH Industrial		$ (512)	$ 22
Weighted average common shares outstanding—basic		1,363	1,359
Basic earnings (loss) per share		$ (0.38)	$ 0.02
Diluted:
Net income (loss) attributable to CNH Industrial		$ (512)	$ 22
Weighted average common shares outstanding—basic		1,363	1,359
Effect of dilutive securities (when dilutive):
Stock compensation plans	[1]		3
Weighted average common shares outstanding—diluted		1,363	1,362
Diluted earnings (loss) per share		$ (0.38)	$ 0.02

[1]	Restricted Share Units of approximately 1.3 million shares for the three months ended March 31, 2016 and 0.5 million shares for the three months ended March 31, 2015 were outstanding but not included in the calculation of diluted earnings per share as the impact of these shares would have been anti-dilutive.